UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)         May 16, 1996



                             TRITON ENERGY LIMITED
            (Exact name of registrant as specified in its charter)



    Cayman Islands                         1-11675           None
(State or other jurisdiction of        (Commission        (IRS Employer
    incorporation)                     File Number)    Identification No.)


                 Caledonian House, Mary Street
                      P.O.Box 1043
                      George Town
          Grand Cayman, Cayman Islands                         NA
         (Address of principal executive offices)          (Zip Code)



    Registrant's telephone number, including area code   (809) 949-0050




                                  N/A
        (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     Triton Energy Limited (the "Company) issued a Press Release reporting the all-cash takeover bid made by Clyde Petroleum plc for the outstanding shares of Crusader Limited, the Company's 49.9%-owned Australia-based oil and gas affiliate, a copy of which is filed as an exhibit to this Current Report on Form 8-K.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.               Description

4.1 Articles of Association of Triton Energy Limited.(1)
4.2 Memorandum of Association of Triton Energy Limited.(1)
4.3 Specimen Share Certificate for Ordinary Shares, $0.01 par value, of the Company.(1)
4.4 Rights Agreement dated as of March 25, 1996, between Triton Energy Limited and Chemical Bank, as Rights Agent, including, as Exhibit A thereto, Resolutions establishing the Junior Preference Shares.(1)
4.5 Form of Debt Securities.(2)
4.6 Proposed Form of Senior Indenture.(2)
4.7 Proposed Form of Senior Subordinated Indenture.(2)
4.8 Resolutions  authorizing  the Company's 5% Convertible Preference Shares.
    (3)
99.1 Press release dated May 16, 1996.(4)



(1) Previously filed as an exhibit to the Company's Registration Statement on Form 8-A dated March 25, 1996 and incorporated herein by reference.
(2) Previously filed as an exhibit to Triton Energy Corporation's Registration Statement on Form S-3 (No. 33-69230) and incorporated herein by reference.
(3) Previously filed as an exhibit to the Company's and Triton Energy Corporation's Registration Statement on Form S-4 (No.333-923) and incorporated herein by reference.
(4) Filed herewith.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the
registrant    has  duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TRITON ENERGY LIMITED



Date: May 20, 1996    By: /s/ Robert B. Holland, III,
                              Robert B. Holland, III, Senior Vice
                              President and General Counsel